FREMONT MUTUAL FUNDS, INC.

                         Supplement dated April 1, 2004
                                       to
                         Prospectus dated March 1, 2004

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
FREMONT INSTITUTIONAL YIELD+ FUND

The following is added to the first paragraph of the "How to Invest" section on page 7 of the Prospectus:

HOW TO INVEST

The Advisor may, at its discretion, waive the minimum initial and additional investment amounts at any time.